UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 2, 2018
AKAMAI TECHNOLOGIES, INC.
(Exact name of registrant as specified in charter)

Delaware	0-27275	04-3432319
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 Broadway, Cambridge, Massachusetts		02142
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (617) 444-3000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d)
On April 2, 2018, Akamai Technologies, Inc., (the "Company") appointed William R. Wagner to serve as a Class I member of the Board of Directors of the Company, effective April 3, 2018, in accordance with the terms of the Cooperation Agreement dated March 8, 2018 between the Company and Elliott Associates, L.P., Elliott International, L.P. and Elliott International Capital Advisors Inc. (the "Cooperation Agreement"). A copy of the Cooperation Agreement was filed as Exhibit 10.1 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on March 9, 2018.
Other than as set forth in the Cooperation Agreement, there are no arrangements or understandings between Mr. Wagner and any other person pursuant to which he was appointed as a director. Following Mr. Wagner’s appointment to the Board, the size of the Board is thirteen (13) directors.
Mr. Wagner has been the President, Chief Executive Officer and a Director of LogMeIn, Inc., a software-as-a-service company since December 2015, having previously served from May 2013 through November 2015 as its President and Chief Operating Officer. Prior to joining LogMeIn, Mr. Wagner served as the Chief Operating Officer at Vocus, Inc., a cloud marketing software provider, from October 2010 to November 2012. Mr. Wagner was appointed to the Financial Operations Committee of the Board of Directors.
In accordance with the Company’s non-employee director compensation plan as described in the Company’s definitive proxy statement on Schedule 14A filed on April 3, 2017 with the Securities and Exchange Commission, Mr. Wagner’s compensation for his services as a non-employee director will be consistent with that of the Company’s other non-employee directors, subject to pro-ration to reflect the commencement date of his service on the Board. Mr. Wagner is not a party to any transaction that would require disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 6, 2018	AKAMAI TECHNOLOGIES, INC.
/s/ Aaron Ahola
Aaron Ahola
Senior Vice President and General Counsel